UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE, Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.                                        Other Items.

The information contained in Items 9.01(a) is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibit.

(a)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of income of Axiall Corporation (the “Company”, “we” or “our”), for the year ended December 31, 2013 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(b)                                 Exhibit.

Number	Exhibit

99.1	Unaudited pro forma condensed combined statement of income of Axiall Corporation for the year ended December 31, 2013.

Forward-Looking Statements

This Current Report on Form 8-K, together with the exhibit attached hereto, contains certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “would” or “could” (including the negative or variations thereof) or similar terminology generally identify forward-looking statements.  These statements relate to, among other things, our outlook for future periods, supply and demand, pricing trends and market forces within the chemical and building industries, cost reduction strategies and their results, planned capital expenditures, long-term objectives of management, expected benefits of Axiall’s merger with the chlor-alkali and derivatives business (the “Merged Business” as defined in exhibit 99.1) of PPG Industries, Inc. (the “Transactions” as defined in exhibit 99.1), integration plans and expected synergies therefrom and other statements of expectations concerning matters that are not historical facts.  These statements are based on the current expectations of our management.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements included in this presentation.  These risks and uncertainties include, among other things: changes, seasonality and/or cyclicality in the industries in which our products are sold and changes in demand for our products or increases in overall industry capacity that could affect production volumes and/or pricing; the costs and operating restrictions associated with compliance with current and future environmental, health and safety laws and regulations; the availability and pricing of energy and raw materials; risks, hazards and potential liabilities associated with manufacturing chemicals and building products; changes in the general economy, including the impacts of the current, and any potential future, economic uncertainties in the housing and construction markets; our level of indebtedness and debt service obligations and ability to continue to comply with the covenants in the documents governing our outstanding debt; our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation; risks, costs, liabilities, pension and post-retirement welfare benefit obligations, unexpected delays and operating restrictions associated with integrating the Merged Business; competition within our industry; the integration of the Merged Business with the businesses we operated prior to the Transactions not being successful; complications resulting from our multiple Enterprise Resource Planning (ERP) systems and the implementation of our new ERP systems; strikes and work stoppages relating to the workforce under collective bargaining agreements; any impairment of goodwill, indefinite-lived intangible assets or other intangible assets; the failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions, including the Transactions; shared control of our joint ventures with unaffiliated third parties, including the ability of such joint venture partners to fulfill their obligations; fluctuations in foreign currency exchange and interest rates; the significant restrictions on our business operations set forth in the agreements governing the Transactions; and the failure to adequately protect our data and technology system.

In light of these risks, uncertainties, assumptions, and other factors, the forward-looking events discussed in this Current Report on Form 8-K, together with the exhibit attached hereto, may not occur.  Other unknown or unpredictable factors could also have a material adverse effect on the Company’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to the Company and its business, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and subsequent filings with the Securities and Exchange Commission.  As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ GREGORY C. THOMPSON
	Name:	Gregory C. Thompson
	Title:	Chief Financial Officer

Date: March 25, 2014

EXHIBIT INDEX

Number	Exhibit

99.1	Unaudited pro forma condensed combined statement of income of Axiall Corporation for the year ended December 31, 2013.